UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC3)

                                   CWABS, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                333-109272              95-4596514
                                  -----------          ----------------
                                  (Commission          (I.R.S. Employer
                                  File Number)        Identification No.)
(State or Other Jurisdiction
of Incorporation)

4500 Park Granada
Calabasas, California                                         91302
---------------------                                      ----------
(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

            1. Pooling and Servicing Agreement, dated as of July 1, 2004, among CWABS, Inc., as depositor, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    CWABS, INC.


                                    By:  /s/  Ruben Avilez
                                       -----------------------------------------
                                    Name:  Ruben Avilez
                                    Title: Vice President


Dated: August 16, 2004


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

                                  EXHIBIT INDEX


Exhibit              Item 601 (a) of    Sequentially            Page
Number               Regulation S-K     Numbered                ----
-------              Exhibit No.        Description
                     -----------        -----------
1                    4                  Pooling and              5
                                        Servicing Agreement


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